Exhibit 10.10

JOINDER AGREEMENT

On this December 4th, 2006, for good and valuable consideration received, VODAVI TECHNOLOGY, INC., a Delaware corporation (“Vodavi”), hereby acknowledges and agrees that, upon the execution and delivery of this Joinder Agreement, it shall for all purposes be joined to (i) that Credit Agreement dated as of October 16, 2006 by and among VERTICAL COMMUNICATIONS, INC., a Delaware corporation (“VCI”), Vertical Communications Acquisition Corp., a Delaware corporation (“VCAC” and together with VCI, the “Borrowers” and each a “Borrower”), and Columbia Partners, L.L.C. Investment Management, as agent and investment manager (“Investment Manager”), for the benefit of itself and NEIPF, L.P. (“Lender”); (ii) the Notes, (iii) the Security Agreement and (iv) the Intellectual Property Security Agreement ((i) through (iv) above, collectively, the “Joined Documents” and, each individually, a “Joined Document”)). All of the terms used herein but not otherwise defined shall have the definitions given to them in the Credit Agreement.

1. ASSUMPTION OF OBLIGATIONS. Vodavi hereby assumes and agrees to be liable for the payment and performance of the Obligations under the Joined Documents and with respect to the Loans, agrees to be bound by, and comply with, all of the terms and conditions of the Joined Documents in each and every case all as if Vodavi was a Borrower under the Credit Agreement and each of the other Loan Documents as of the initial effectiveness of each such Joined Document. Without limiting the generality of the provisions of this paragraph, Vodavi hereby agrees that it is, and will be, liable for the payment and performance of the Loans, and all other Obligations, in each case incurred prior to the date hereof under the Credit Agreement and each of the other Loan Documents, including without limitation, all interest and Payment Premium on the Loans and all fees, costs and expenses to be paid under the Credit Agreement and each of the other Loan Documents.

2. GRANT OF SECURITY INTEREST. As security for the full, prompt and complete payment and performance of each of the Obligations when due (whether at stated maturity, by acceleration or otherwise), Vodavi hereby grants to Investment Manager, for the benefit of the Lender, a continuing security interest in all of its right, title and interest in and to (i) the Collateral, whether now owned or hereafter acquired, subject only to Permitted Encumbrances in accordance with and as more fully set forth in the Security Agreement and (ii) the Intellectual Property, whether now owned or hereafter acquired, in accordance with and as more fully set forth in the Intellectual Property Security Agreement.

3. ACKNOWLEDGEMENT OF PLEDGE. Vodavi hereby acknowledges receipt of a copy of that certain pledge agreement dated of even date herewith executed by VCI in favor of Investment Manager, for the benefit of Lender (the “New Pledge”). Vodavi agrees promptly to note on its books the security interests granted under the New Pledge, and waives any rights or requirement at any time hereafter to receive a copy of such New Pledge in connection with the registration of any Pledged Collateral (as defined in each New Pledge) in the name of investment Manager, for the benefit of Lender or its nominee or the exercise of voting rights by Investment Manager, for the benefit of Lender.

4. ATTORNEY-IN-FACT. Vodavi hereby appoints Investment Manager as its attorney-in-fact, in its name, and on its behalf, for all of the purposes for which the Borrower heretofore appointed Investment Manager as its attorney-in-fact under the Joined Documents. This power is coupled with an interest and is irrevocable so long as any Obligations remain outstanding. This appointment may be discharged by any officer or attorney of such attorney-in-fact.

5. REPRESENTATIONS AND WARRANTIES. Vodavi represents and warrants that (a) the representations and warranties of the Borrowers in the Joined Documents continue to be true and complete in all material respects as of the date hereof after giving effect to this Joinder Agreement, except to the extent such representations and warranties specifically relate to another date, (b) the execution, delivery and performance of this Joinder Agreement are duly authorized, do not require the consent or approval of any governmental body or regulatory authority and are not in contravention of or in conflict with any law or regulation or any term or provision of any other agreement entered into by Vodavi and (c) after giving effect to this Joinder Agreement, no event has occurred and is continuing or would result from the execution, delivery or performance of this Joinder Agreement which constitutes an Event of Default.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Joinder Agreement the day and year first above written.

VODAVI TECHNOLOGY, INC.

By:
Name:
Title:

COLUMBIA PARTNERS, L.L.C. INVESTMENT MANAGEMENT, as Investment Manager

By:
Name:
Title:

NEIPF, L.P., as Lender

By: Columbia Partners, L.L.C. Investment Management, its Authorized Signatory

By:
Name:
Title:

Signature Page to Joinder Agreement

Agreed to and acknowledged
intending to be legally bound hereby:

VERTICAL COMMUNICATIONS, INC.

By:	/s/ WILLIAM Y. TAUSCHER
Name:	William Y. Tauscher
Title:	Chief Executive Officer and President

VERTICAL COMMUNICATIONS ACQUISITION CORP.

By:	/s/ WILLIAM Y. TAUSCHER
Name:	William Y. Tauscher
Title:	Chief Executive Officer and President

Signature Page to Joinder Agreement